UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 27, 2008 (August 26, 2008)

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28481	86-0891913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China 475002
 (Address of principal executive offices)

(86) 378-2925211
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On August 26, 2008, China Valves Technology, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (collectively, the “Investors”).  Under the Securities Purchase Agreement, the Company agreed to issue and sell to the Investors 16,778,523 shares of the Company’s common stock (the “Shares”), representing approximately 29.5% of the issued and outstanding capital stock of the Company on a fully-diluted basis as of and immediately after consummation of the transactions contemplated by the Securities Purchase Agreement, for an aggregate purchase price of approximately $30 million (the “Purchase Price”), or $1.788 per share.  The closing of the transactions contemplated by the Securities Purchase Agreement occurred on August 26, 2008 (the “Closing Date”).

The Company also agreed that no later than ninety (90) days following the Closing Date, the board of directors of the Company will be comprised of a minimum of five members with a majority of them being independent directors and at least two of them being fluent English speakers (such a board of directors being referred to as a “Qualified Board”).  In addition, the Company agreed to hire, no later than ninety (90) days following the Closing Date, a chief financial officer who is (i) a certified public accountant, (ii) fluent in English, (iii) an expert in United States generally accepted accounting principles (“GAAP”) and auditing procedures and compliance for United States public companies, and (iv) approved by a majority-in-interest of the Investors (such a chief financial officer being referred to as a “Qualified CFO”).  Finally, the Company also agreed hire CCG Elite (the “IR Firm”) as its investor relations firm no later than thirty (30) days following the Closing Date.

Other than with respect to this transaction, none of the Investors have had a material relationship with the Company or any of the Company’s officers, directors or affiliates or any associate of any such officer or director.

Registration Rights Agreement

On August 26, 2008, as a condition precedent to the consummation of the transactions contemplated by the Securities Purchase Agreement, the Company and the Investors also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company is obligated to register the Shares within a pre-defined period.  Under the terms of the Registration Rights Agreement, the Company is obligated to file a registration statement under the Securities Act of 1933 on Form S-1 or on Form S-3 (if the Company is eligible) covering the resale of the Shares and any other shares of common stock issued to the Investors under the Securities Purchase Agreement.  If the Company does not file the required registration statements in a timely manner, or if the Company fails to file a pre-effective amendment to such registration statements and respond in writing to the comments made by the Securities and Exchange Commission (the “SEC”) within a pre-defined period, then the Investors are entitled to liquidated damages equal to 1.0% of the aggregate contribution of each Investor in any 30-day period up to a maximum of 10% of the aggregate amount of the Purchase Price.  The Registration Rights Agreement also gives the Investors customary piggyback registration rights.

Lock-up Agreements

On August 26, 2008, the Company entered into separate lock-up agreements (the “Lock-up Agreements”) with each director and officer of the Company (each a “Holder”), pursuant to which each Holder agreed that, except as set forth in the Lock-up Agreement, such Holder will not offer, pledge, encumber, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any of his or her shares of the Company’s common stock (including any securities convertible into, or exchangeable for, or representing the rights to receive, the Company’s common stock) or engage in any short sales with respect to any security of the Company, for a period commencing from and after the date of the Lock-up Agreement and through and including the one year anniversary of the effective date of a registration statement resulting in all Shares being registered for resale by the Investors.

Holdback Escrow Agreement

On August 26, 2008, the Company entered into a holdback escrow agreement (the “Holdback Escrow Agreement”) with the Investors and Escrow, LLC, as escrow agent (the “Escrow Agent”), pursuant to which the Company agreed that an aggregate of $3,150,000 of the Purchase Price (the “Holdback Amount”) will be deposited on the Closing Date with the Escrow Agent and be distributed upon the satisfaction of certain covenants set forth in the Securities Purchase Agreement.

Pursuant to the Holdback Escrow Agreement, $1,500,000 of the Holdback Amount will be released to the Company upon the Company’s satisfaction of the covenant regarding the Qualified Board;  $1,500,000 of the Holdback Amount will be released to the Company upon the Company’s satisfaction of the covenant regarding the Qualified CFO; and $150,000 of the Holdback Amount will be released to the Company upon the Company’s satisfaction of the covenant regarding the hiring of the IR Firm and from time to time to cover the Company’s investor relations related expenses.

If the Company fails to satisfy the covenants regarding the Qualified Board and Qualified CFO (each such failure being referred to as a “Holdback Event”), then the Investors are entitled to liquidated damages equal to 1.0% of the aggregate contribution of each Investor on the date of each such Holdback Event (each, a “Holdback Event Date”) and on each monthly anniversary of such Holdback Event Date until the applicable Holdback Event is cured.

Make Good Escrow Agreement

Also in connection with the entry into the Securities Purchase Agreement, on August 26, 2008, the Company entered into a make good escrow agreement (the “Make Good Escrow Agreement”) with Bin Li (the “Pledgor”), the Investors, Brean Murray, Carret & Co., LLC (“Brean Murray”) and the Escrow Agent, pursuant to which the Pledgor agreed to certain “make good” provisions in the event that the Company does not meet certain income thresholds for fiscal years 2008, 2009 and/or 2010.  Pursuant to the Make Good Escrow Agreement, the Pledgor will establish an escrow account and deliver to the Escrow Agent certificates evidencing 25,166,064 shares of the Company’s common stock held by the Pledgor (the “Make Good Shares”) along with blank stock powers, to be held for the benefit of the Investors.

The Pledgor agreed that (i) if the after tax net income (the “ATNI”) for the Company’s 2008 fiscal year is less than $10,500,000; or (ii) if the Company’s earnings per share (calculated by dividing the Company’s ATNI by the weighted average number of shares of common stock of the Company outstanding during the calculation period, calculated on a fully diluted basis, and referred to herein as the “Earnings Per Share”) for the Company’s 2009 fiscal year is less than $.369 per share or the ATNI for the Company’s 2009 fiscal year is less than $23,000,000; or (iii) if the Company’s Earnings Per Share for the Company’s 2010 fiscal year is less than $.497 per share or the ANTI for the Company’s 2010 fiscal year is less than $31,000,000, then, in each case, the Pledgor will transfer to the Investors, on a pro rata basis, one-third of the Make Good Shares within 10 business days after the Company’s annual report on Form 10-K is filed for the respective fiscal year.

In such event, the Pledgor’s obligation to transfer the Make Good Shares continues to apply to each of the Investors, even if an Investor has transferred or sold all or any portion of its securities, and each of the Investors shall have the right to assign its rights to receive a pro rata portion of the Make Good Shares in conjunction with negotiated sales or transfers of any of its securities.

If the ATNI for the Company’s 2008 fiscal year is no less than $10,500,000 (after the exclusion of certain items from the calculation), then one-third of the Make Good Shares will be released to the Pledgor.  If the Earnings Per Share is no less than $.369 per share or the ATNI is no less than $23,000,000 for the Company’s 2009 fiscal year (after the exclusion of certain items from the calculation), then an additional one-third of the Make Good Shares will be released to the Pledgor.  If the Earnings Per Share is no less than $.497 per share or the ATNI is no less than $31,000,000 for the Company’s 2010 fiscal year (after the exclusion of certain items from the calculation), then the remaining one-third of the Make Good Shares will be released to the Pledgor.

The parties also agreed that for purposes of determining the ATNI under the Make Good Agreement, the release of the Make Good Shares to the Investors or the Pledgor as a result of the operation of the Make Good Escrow Agreement shall not be deemed to be an expense, charge, or other deduction from revenues even though GAAP may require contrary treatment.  The Make Good Escrow Agreement will terminate upon the distribution of all the Make Good Shares.

Agreements with the Casting Company

As a condition precedent to the consummation of the Securities Purchase Agreement, on August 26, 2008, the Company’s wholly owned subsidiary Kaifeng High Pressure Valve Co., Ltd. (“High Pressure Valve”) and Kaifeng High Pressure Valve Steel Casting Limited Liabilities Company (the “Casting Company”) entered into an Agreement for Transfer of Land Use Right and Housing Titles (the “Real Estate Transfer Agreement”) for the transfer of certain real estate to High Pressure Valve (the “Real Estate”). As the transfer will take approximately ten months to complete with relevant Chinese government agencies, on August 26, 2008, High Pressure Valve and the Casting Company also entered into a Lease Agreement (the “Lease Agreement”) pursuant to which the Casting Company agreed to lease the Real Estate to High Pressure Valve until the latter acquires titles to the Real Estate.  In addition, High Pressure Valve and the Casting Company entered into a Leaseback Agreement (the “Leaseback Agreement”) pursuant to which High Pressure Valve agreed to lease the Real Estate to the Casting Company for a period of one year starting on the date of the acquisition of titles to the Real Estate by High Pressure Valve.

Real Estate Share Escrow Agreement

In connection with the Real Estate Transfer Agreement, on August 26, 2008, the Company entered into a Real Estate Share Escrow Agreement with the shareholder the Casting Company, Mr. Bin Fang, Brean Murray, Carret & Co., LLC and Escrow, LLC (the “Real Estate Escrow Agreement”), pursuant to which the Company agreed to issue to Mr. Fang, or his designee, 5,500,000 shares of the Company’s common stock (the “Real Estate Shares”) in exchange for Mr. Fang’s agreement to cause the Casting Company to transfer the Real Estate under the Real Estate Transfer Agreement.

Manufacturing and Supply Agreement

On August 26, 2008, High Pressure Valve and the Casting Company entered into a Manufacturing and Supply Agreement pursuant to which the Casting Company agreed to provide High Pressure Valve molds, casts, dies and other supplies and equipment for use in the manufacture of High Pressure Valve’s products.  The Casting Company also agreed to use its production capacity to fulfill High Pressure Valve’s orders before it may take any orders from third parties.

This brief description of the terms of the Registration Rights Agreement, Lock-up Agreements, Securities Purchase Agreement, Holdback Escrow Agreement, Make Good Escrow Agreement, Real Estate Transfer Agreement,  Lease Agreement, Leaseback Agreement, Real Estate Escrow Agreement and Manufacturing and Supply Agreement is qualified by reference to the provisions of the forms of agreements attached to this report as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively.

Item 3.02    Unregistered Sales of Equity Securities.

The information pertaining to the Shares in Item 1.01 is incorporated herein by reference in its entirety.

Brean Murray, Carret & Co., LLC and Rosewood Securities, LLC acted as the Company’s placement agents (“Placement Agents”) in connection with the offering of the Shares.  As compensation for their services, the Placement Agents received a cash fee equal to an aggregate of $2,099,999.96, representing 7% of the gross proceeds received from the sale of the Shares.  The Placement Agents also received warrants to purchase an aggregate of 1,174,497 shares of common stock of the Company, representing 7% of the Shares (the “Warrants”).  The Warrants have a term of three years and are exercisable immediately on issuance and have an exercise price of $2.1456.

The Shares and the Warrants were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering and Rule 506 of Regulation D promulgated thereunder.  The Investors and each Placement Agent agreed, pursuant to the terms and conditions of the Securities Purchase Agreement and Warrants, as applicable, that (a) they had access to all of the Company’s information pertaining to the investment and were provided with the opportunity to ask questions and receive answers regarding the offering, (b) they acquired the Shares or the Warrants, as applicable, for their own account for investment and not for the account of any other person and not with a view to or for any distribution within the meaning of the Securities Act and (c) they will not sell or otherwise transfer the Shares or the Warrants, as applicable, unless in compliance with state and federal securities laws.  Each of the Investors and each Placement Agent represented, pursuant to the terms and conditions of the Securities Purchase Agreement or the Warrants, that they are accredited investors as defined in Rule 501(a) under the Securities Act and that there was no general solicitation or advertising in connection with the offer and sale of the Shares or the Warrants.

The information pertaining to the Real Estate Shares in Item 1.01 is incorporated herein by reference in its entirety.

The issuance of the Real Estate Shares to Mr. Fang was made in reliance upon exemptions from the registration requirements pursuant to Regulation S promulgated under the Securities Act, based upon the following factors: (a) the subscriber was neither a U.S. person nor acquiring the shares for the account or benefit of any U.S. person, (b) the subscriber agreed not to offer or sell the shares (including any pre-arrangement for a purchase by a U.S. person or other person in the United States) directly or indirectly, in the United States or to any natural person who is a resident of the United States or to any other U.S. person as defined in Regulation S unless registered under the Securities Act and all applicable state laws or an exemption from the registration requirements of the Securities Act and similar state laws is available, (c) the subscriber made his subscription from the subscriber's residence or offices at an address outside of the United States and (d) the subscriber or the subscriber's advisor has such knowledge and experience in financial and business matters that the subscriber is capable of evaluating the merits and risks of, and protecting his interests in connection with an investment in us.

Item 8.01.    Other Events.

On August 26, 2008, the Company issued a press release announcing the closing of the sale of the Shares and Warrants.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
4.1	Form of Registration Rights Agreement, dated August 26, 2008.
4.2	Form of Lockup Agreement, dated August 26, 2008.
4.3	Form of Warrant
10.1	Form of Securities Purchase Agreement, dated August 26, 2008.
10.2	Form of Holdback Escrow Agreement, dated August 26, 2008.
10.3	Form of Make Good Escrow Agreement, dated August 26, 2008.
10.4	Escrow Agreement, dated August 26, 2008, by and among the Company, Brean Murray, Carret & Co., LLC, Pinnacle China Fund, LLC and Escrow, LLC.
10.5
English version of Agreement for Transfer of Land Use Right and Housing Titles, dated August 26, 2008, by and between the Company’s wholly owned subsidiary Kaifeng High Pressure Valve Co., Ltd. and Kaifeng High Pressure Valve Steel Casting Limited Liabilities Company.

10.6
English version of Premises Lease Agreement, dated August 26, 2008, by and between the Company’s wholly owned subsidiary Kaifeng High Pressure Valve Co., Ltd. and Kaifeng High Pressure Valve Steel Casting Limited Liabilities Company.

10.7
English version of Premises Leaseback Agreement, dated August 26, 2008, by and between the Company’s wholly owned subsidiary Kaifeng High Pressure Valve Co., Ltd. and Kaifeng High Pressure Valve Steel Casting Limited Liabilities Company.

10.8	Real Estate Share Escrow Agreement, dated August 26, 2008, by and among the Company, Bin Fang, Brean Murray, Carret & Co., LLC and Escrow, LLC.
10.9
English version of Manufacturing and Supply Agreement, dated August 26, 2008, by and between the Company’s wholly owned subsidiary Kaifeng High Pressure Valve Co., Ltd. and Kaifeng High Pressure Valve Steel Casting Limited Liabilities Company.

99.1	Press Release, dated August 27, 2008.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA VALVES TECHNOLOGY, INC.

By:   /s/ Siping Fang
Siping Fang
President and Chief Executive Officer

Dated: August 27, 2008

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Registration Rights Agreement, dated August 26, 2008.
4.2	Form of Lockup Agreement, dated August 26, 2008.
4.3	Form of Warrant
10.1	Form of Securities Purchase Agreement, dated August 26, 2008.
10.2	Form of Holdback Escrow Agreement, dated August 26, 2008.
10.3	Form of Make Good Escrow Agreement, dated August 26, 2008.
10.4	Escrow Agreement, dated August 26, 2008, by and among the Company, Brean Murray, Carret & Co., LLC, The Pinnacle Fund, LLC, Pinnacle China Fund, LLC and Escrow, LLC.
10.5
English version of Agreement for Transfer of Land Use Right and Housing Titles, dated August 26, 2008, by and between the Company’s wholly owned subsidiary Kaifeng High Pressure Valve Co., Ltd. and Kaifeng High Pressure Valve Steel Casting Limited Liabilities Company.

10.6
English version of Premises Lease Agreement, dated August 26, 2008, by and between the Company’s wholly owned subsidiary Kaifeng High Pressure Valve Co., Ltd. and Kaifeng High Pressure Valve Steel Casting Limited Liabilities Company.

10.7
English version of Premises Leaseback Agreement, dated August 26, 2008, by and between the Company’s wholly owned subsidiary Kaifeng High Pressure Valve Co., Ltd. and Kaifeng High Pressure Valve Steel Casting Limited Liabilities Company.

10.8	Real Estate Share Escrow Agreement, dated August 26, 2008, by and among the Company, Bin Fang and Brean Murray, Carret & Co., LLC.
10.9
English version of Manufacturing and Supply Agreement, dated August 26, 2008, by and between the Company’s wholly owned subsidiary Kaifeng High Pressure Valve Co., Ltd. and Kaifeng High Pressure Valve Steel Casting Limited Liabilities Company.

99.1	Press Release, dated August 27, 2008.